[THE AMERICAN FUNDS GROUP(R)]

FUNDAMENTAL INVESTORS

1997 Annual Report
For the Year Ended December 31

[photo:  hat on a coat rack]

WHERE TO HANG YOUR HAT: A PERSPECTIVE ON INVESTING

Fundamental Investors(SM) seeks long-term growth of capital and income primarily through investments in common stocks.

Fundamental Investors is one of the 28 mutual funds in The American Funds Group(r), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

FUNDAMENTAL INVESTORS' TOTAL RETURN
Year by Year    CAPITAL    INCOME     TOTAL
                RESULTS    RETURN     RETURN
1988            +12.4%     +3.6       +16.0
1989            +24.3      +4.3       +28.6
1990            -9.2       +3.0       -6.2
1991            +27.5      +2.8       +30.3
1992            +7.8       +2.4       +10.2
1993            +15.7      +2.5       +18.2
1994            -1.2       +2.5       +1.3
1995            +31.9      +2.3       +34.2
1996            +18.2      +1.8       +20.0
1997            +25.0      +1.7       +26.7

10-year average annual compound rate of return   +17.2%

10-year total return                             +390.3%

Lifetime total return (since 8/1/78)             +1,841.2%

Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.

10 LARGEST EQUITY HOLDINGS
                                 PERCENT OF      PERCENT
(as of 12/31/97)                 NET ASSETS      CHANGE/1/
Time Warner                      2.4%            + 63.2%
Texas Instruments                1.9             + 41.2
Tele-Communications, TCI Group   1.7             +113.9
Monsanto                         1.6             + 10.7/2/
Pfizer                           1.6             + 79.9
Royal Dutch Petroleum/
"Shell" Transport and Trading    1.5             + 27.0
General Re                       1.5             + 34.4
AT&T                             1.4             + 46.7
U S WEST Communications          1.4             + 39.9
Schlumberger                     1.4             + 61.2

/1/Reflects increase in market price for the year ended 12/31/97.
/2/Not held for entire period. Change reflects increase from 9/25/97-12/31/97.

Because the portfolio is actively managed, its holdings may change from time to time.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 1.35%.

THE FIGURES SHOWN REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

It is our pleasure to report that for the third straight year, the value of an investment in Fundamental Investors increased 20% or better. During 1997, your account had a gain of 26.7% if you reinvested income dividends and capital gain distributions.

The fund paid income dividends of 10 cents for each of the first three quarters and 12 cents for the fourth quarter. This represented an income return of 1.7% on a reinvested basis. The capital gain distributions paid in February and December totaled $3.13 per share: $0.515 in short-term gains and $2.615 in long-term gains.

It was quite a year. In some ways, the United States felt a world apart - secure in its rising employment, strong dollar, low interest rates and improving standard of living. But by the fourth quarter, Asian currency devaluations and the resulting stock market tumbles began to impact our world, adding to an already volatile year in the stock market. On nearly a third of the trading sessions in 1997, the unmanaged Dow Jones Industrial Average rose or fell more than 1%, only the fourth time it has been so volatile in 20 years. And in the fourth quarter of the year, several of your fund's major holdings corrected severely in response to the uncertainties arising from the Asian crisis.

In spite of an overall up trend of 33.3% for the unmanaged Standard & Poor's 500 Composite Index, it was not a broad-based surge. This narrow path of success is one reason for the differential between the market and our fund's results. Fundamental Investors roughly matched the 27.0% gain of the Lipper Growth & Income Fund Index. (The Lipper index tracks the returns of 30 of the largest U.S. growth and income funds.) The Dow Jones 30 industrial stocks lagged the S&P 500 even further with a total return of 24.9%.

In absolute terms, Fundamental Investors' 26.7% is a return far above the 10% historical benchmark for long-term stock performance. The returns for the fund this year were very favorably influenced by our 10 most dominant holdings. As shown on the inside front cover, nine of the 10 largest holdings beat the market for the period held, and the "laggard" Royal Dutch Petroleum/"Shell" Transport and Trading returned a solid 27.0%.

The results of both Time Warner (+63.2%) and Tele-Communications, TCI Group (+113.9%) reflect a resurgence of interest in the cable TV business. Almost 40% of Time Warner's business is in cable, and TCI is one of the country's largest cable TV operators. Texas Instruments, mentioned in last year's annual report as having potential to become the most improved semiconductor company in the industry, is well on its way with a +41.2% return for the year - despite dropping almost 25 points in the fourth quarter.

Monsanto, though only purchased in September, holds the fourth-largest position in the fund. Its potential comes from both its agricultural business and its ownership of Searle, a pharmaceutical company with at least one blockbuster in its new-product pipeline. Monsanto's 10.7% return for the period held far surpasses the 3.5% rise in the S&P 500 for the same period.

Other companies on the list of 10 largest positions hold premier places in their industries. Pfizer (+79.9%) may be one of the best pharmaceutical companies in the world with its robust product, research and marketing prowess. General Re (+34.4%) is considered by many to be the top re-insurance company in the country. A beneficiary of lower interest rates, its high-quality management turned out solid growth for the year. Schlumberger (+61.2%) is the leading provider of services to the oil industry. High demand for its products and systems gives the company maximum price flexibility. Royal Dutch/Shell is one of the world's best global oil companies. Though exposure to emerging markets hurt the company this year, it has strong long-term potential.

Some of the most successful and least successful companies we owned for the period tie in with the trends we've discussed: Cable company Comcast (+77.2%), pharmaceutical maker Eli Lilly (+90.8%) and oil service provider Halliburton (+72.4%) are some of the best companies in their fields. Three long-time holdings for the fund, Seagram (-16.6%), Oracle (-19.8%) and Eastman Kodak (-24.2%), had tough years, but we believe they have good long-term potential.

We can't predict the future. But we can go into the future with some educated assumptions. Join us in the next few pages for a discussion with your portfolio counselors about how we get comfortable with our investments - how we determine where to hang our hat.

Sincerely,

/s/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/James E. Drasdo
James E. Drasdo
President

February 12, 1998

FOLLOWING THE COURSE OF AN INVESTMENT IN FUNDAMENTAL INVESTORS

This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 - when Capital Research and Management Company became Fundamental Investors' investment adviser - and December 31, 1997, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $50,000 or more. The chart also shows how the S&P 500 Index, an unmanaged measure of the stocks of large U.S. companies, and Lipper Growth & Income Fund Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1997, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                   Total        Average Annual
                   Return       Compound Return
10 years           +362.12%     +16.54%
Five years         +130.17%     +18.14%
One year           +19.37%      -
[begin chart]

HOW A $10,000 INVESTMENT HAS GROWN
[chart]

                                                                                                            Lipper

                                                                                                            Growth &

                                                                                                            Income Fund

Year        CAPITAL                   TOTAL                                 S&P 500          Consumer       Index with

Ended       VALUE        Value at     VALUE         Value at                Index with       Price Index    dividends

December    Dividends    Year-End     Dividends     Year-End      Total     dividends        (inflation)    reinvested

31          in Cash      /2/          Reinvested    /2/           Return    reinvested/1/    /6/            /1,4/

1978/7/     $216         $8,947       $217          $9,155        -8.4%     $9,800           $10,304        $9,684

1979        405          9,892        421           10,556        15.3      11,625           11,674         11,995

1980        552          11,390       603           12,807        21.3      15,379           13,136         15,386

1981        579          10,688       665           12,654        -1.2      14,616           14,307         15,172

1982        634          13,522       769           16,957        34.0      17,755           14,855         18,839

1983        594          16,424       755           21,389        26.1      21,759           15,419         23,127

1984        555          16,759       734           22,620        5.8       23,126           16,027         24,119

1985        581          21,148       795           29,448        30.2      30,449           16,636         31,006

1986        636          25,151       894           35,941        22.0      36,101           16,819         36,472

1987        717          25,463       1,034         37,295        3.8       38,010           17,565         37,434

1988        895          28,561       1,328         43,246        16.0      44,307           18,341         44,304

1989        1,225        35,438       1,877         55,597        28.6      58,316           19,193         54,819

1990        1,059        32,180       1,678         52,130        -6.2      56,492           20,365         51,534

1991        903          40,940       1,477         67,947        30.3      73,659           20,989         65,836

1992        989          44,059       1,655         74,871        10.2      79,250           21,598         72,177

1993        1,083        50,884       1,857         88,466        18.2      87,213           22,192         82,730

1994        1,238        50,319       2,171         89,641        1.3       88,342           22,786         82,387

1995        1,161        66,210       2,082         120,306       34.2      121,500          23,364         108,042

1996        1,197        78,143       2,188         144,351       20.0      149,324          24,140         130,396

1997        1,351        97,513       2,511         182,855       26.7      199,072          25,551         165,547


[end chart]
average annual compound rate of return for 19 1/2 years
16.1%/2/

$199,072/1/
S&P 500 Index with dividends reinvested

$182,855/2,3/
Fundamental Investors with dividends reinvested

$165,547/1,4/
Lipper Growth & Income Fund Index with dividends reinvested

$97,513/2,5/
Fundamental Investors not including dividends

$24,551/6/
Consumer Price Index (inflation)

$10,000/2/
Original investment

/1/All results are calculated with dividends and capital gains reinvested.

/2/Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/3/Includes reinvested dividends of $25,711 and reinvested capital gain distributions of $69,225.

/4/Tracks 30 of the largest U.S. growth and income funds.

/5/Includes reinvested capital gain distributions of $40,934, but does not reflect income dividends of $16,570 taken in cash.

/6/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/7/For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

Past results are not predictive of future results.

The indexes are unmanaged.
[end chart]


WHERE TO HANG YOUR HAT WHEN YOU CAN'T PREDICT THE FUTURE

[photo:  hat on chair]

Would you have believed us three years ago if we had told you that, by the dawn of 1998, the stock market would deliver three straight years of 20% or better returns, the federal budget would be nearly balanced, the country would be almost fully employed and inflation almost nonexistent? A reasonable person wouldn't make such crazy predictions.

So, being the reasonable investment managers that we are, we don't delude ourselves into thinking we can predict the future. Yet it's our job to make some educated assumptions about the future in order to invest your money wisely.

How do we do that? We stand back to assess the current situation, look for opportunities others can't or don't see and do our homework. The more questions we ask, the more answers we get $ the more clear the future possibilities become. We use that information to guide us to individual companies, at which point we work to gain enough knowledge and trust to feel comfortable with investing in their future.

ASSESSING THE SITUATION

When fund president Jim Drasdo looks around to assess the current situation, he concludes, "This is a bull market I can feel good about.

"It's the third bull market I've been associated with in my professional career," continues Jim, one of three key Fundamental Investors portfolio counselors. "My first was the Nifty Fifty era of the early '70s. It was led by a handful of large companies that became extraordinarily overvalued as they were indiscriminately purchased as $one-decision stocks' - mostly for pension funds by a handful of New York banks. Other issues were virtually ignored and sold at very low valuations; thus many fine companies were denied access to equity capital.

"My next bull market was in the mid-80s - the era when financiers such as Michael Milken became powerful," says Jim. "It was a time in which financial engineers got rich and workers lost out. It was not a satisfying experience.

"But today's bull market seems to manifest the beauty of the American system," says Jim. "We can balance budgets. We can create wealth. We are competitive in industries where innovation is key. Unquestionably, we are producing better products and are more competitive than ever before. New companies are being formed - and they're good companies that are creating thousands of jobs and fueling a broad-based rise in our standard of living. The best news is that the fortunes of managers, employees and shareholders are increasingly intertwined. This is a good bull market ... one you can hang your hat on."

The environment remains ripe for investors with long-range time horizons. "Long-term interest rates are the lowest they've been since 1993," says Gordon Crawford, another of your portfolio counselors, "and inflation in the U.S. should continue to be low for a long time to come."

"The U.S. economy is very strong," says Dina Perry, also a portfolio counselor. "When you look around the world, you see that - unlike countries such as Japan
- we don't have any major imbalances in our system. We're strong enough that even if we had a recession, it would not be severe.

"In general, U.S. corporations are very well managed, productive and increasingly efficient," says Dina. "Despite the rise in the dollar, U.S. companies remain very competitive."

UNCERTAINTIES THAT LIE AHEAD

That's not to say there aren't uncertainties on the horizon. There's the fact that the stock market has yet to experience a broad-based correction. "Some stocks have corrected," points out Jim, "but the market hasn't."

There's the risk that now with the deficit under control, the resolve behind our collective belt-tightening will weaken and we could end up back in the deficit-spending era from which we just emerged.

And then, of course, there's "the Asian contagion." One expected result of that region's currency devaluations and wounded stock markets is that these countries will export goods into the U.S. at cut-rate prices. Low-priced imports will force U.S. companies to reduce prices, and their inability to pass along costs to consumers could affect profits.

In these uncertainties lie the challenges and opportunities.

BUILDING FOR TOMORROW FROM WHAT WE KNOW TODAY

Each portfolio counselor builds a strategy based on his or her assessment of the current investing environment, extrapolating on what may happen in the future. The greatest potential is in areas other investors cannot or do not recognize.

[photo:  hat on coat rack]

SEEING POSITIVES WHEN OTHERS SEE ONLY NEGATIVES

In the shadow of a bad earnings report, a rocky run in the stock market or an unexpected development, many investors become mired in negativity. Dina Perry eagerly looks to take advantage of these situations.

Take the Asian crisis, for instance. Many investors are concerned about the profitability of U.S. companies during a period in which they may be forced to lower prices to compete with cheap imports. Dina believes that although there will be ramifications to the Asian crisis, they will be short-lived. She's confident that the strong U.S. economy and profitable, lean U.S. companies can see us through this period.

"Short-term," she says, "we may see price deflation because of the Asian situation, but the turnaround will be very good for U.S. companies. In Korea, for example, banks will no longer be so free with loans to "DRAM" (dynamic random access memory) computer memory manufacturers. After a period of little investment in such plants, customers will have to turn back to the U.S. as an equipment supplier - and at our prices."

Dina believes the same holds true for paper, oil and other commodities affected by Asian troubles. Though demand may be down temporarily, she says, over time it will resume and U.S. companies will be there to meet that demand.

Investors who take a long-term approach to investing can benefit from buying the stocks of these companies early and waiting patiently for them to reap their rewards.

"When investors get a short-term negative focus, they can lose sight of some big positives," says Dina. "Their inability to see the long-term possibilities provides us with some important opportunities."

Kodak is a good example of this short-sightedness. "Investors are impressed with Fuji's rising market share," says Dina, "yet they overlook Kodak's 70% share of the richest market in the world - the U.S. - enviable by any standard."

AT&T is another prime example of investors focusing on a company's negatives instead of its well-run business, widely established franchise and name recognition.

The secret: find companies you can feel confident about, when situations of the moment may mask their attractiveness.

NEGATIVES DON'T NEED TO BE OBSTACLES

Another way to gain confidence in your investment selections is to avoid the negatives altogether. Is that possible? Sometimes.

Many investors have resigned themselves to accept that almost every U.S. company will be touched by the Asian situation, whether it's the glut of cheap imports expected at our doorstep, the lack of interest in our exports or other repercussions.

One way to stay clear of those effects is to invest in companies that can withstand the possible impact of the situation. That's Gordon Crawford's approach. He first looks to companies that sell strictly domestic services.

"Tele-Communications, Inc., for example, one of the largest U.S. cable TV companies,doesn't have to concern itself with imported competition," says Gordon. "Banks and insurance companies that work with domestic clients are also insulated."

U.S.-dominated businesses such as entertainment also fit the bill for Gordon. "Companies like Time Warner don't have Asian competitors with products that rival theirs, at any price." So threats of Asian products that undercut American competitors shouldn't affect companies like these. Brand name also provides a layer of protection from the Asian situation. Disney's brand recognition comes to mind. It has earned them the right to charge customers certain rates for their products, regardless of the environment. "Customers find special value in the Disney product and will continue to pay the going rate at their entertainment parks and for their many other entertainment products."

Another approach is to find companies that aren't compelled to lower costs, primarily because of an unrelenting demand for their product. "Given the world's aging population and our ongoing need for pharmaceuticals, there's a relative insensitivity to price for these items," says Gordon. "And with little competition abroad, these companies can continue to recoup their costs in their product pricing."

FEELING GOOD ABOUT THE PROCESS

Both the knowns and the unknowns about the future tell us that companies are going to have to focus more than ever on ways to be more effective and profitable.

DON'T OVERLOOK WHAT OTHERS MAY NOT SEE - THE OBVIOUS

"In a full-employment economy, there is one way to grow faster than the labor supply - through productivity," says Jim Drasdo. "Technology can help meet that challenge by simplifying processes. Greater use of sound, pictures and speed in programming can enhance training and move a new employee up the skill ladder faster and more productively than before."

Another obvious need for technology will come from Asia itself. "Japan has no choice but to get on track technologically in its financial services," says Jim. "Taiwan, China and Korea need to keep purchasing state-of-the-art semiconductor manufacturing equipment in order to keep pace."

FINDING THE COMPANIES THAT OFFER POTENTIAL FOR THE FUTURE

Which technology companies have developed the best systems to aid companies in their efforts toward profitability? Which entertainment companies will make a difference both here and abroad? And which pharmaceutical companies will work hardest to extend the lives of the aging worldwide population?

Our ideas only have merit if we can find companies to make the ideas reality.

We find those companies through our network of research analysts. Capital's analysts, who number over 65 and hail from 32 countries, travel millions of miles each year to meet with company managers, visit facilities and try out new products. They also talk to suppliers, customers and competitors to get a well-rounded view of each company's prospects. This research provides the foundation for analysts to make purchase and sale recommendations to our portfolio counselors.

MULTIPLE PERSPECTIVES

Though the future is unknowable today, there are ways we can provide ourselves with some assurances as we go forward. One is to rely on a process of investing that has worked through good times and bad, that evens out the highs and lows and takes into account different points of view. We call it the multiple portfolio counselor system.

Fundamental Investors is divided into four segments. Three pieces are each managed separately by Jim, Dina and Gordon. The other segment is managed by a group of our research analysts, each of whom is a specialist in a particular industry.

The portfolio counselors manage their slices of Fundamental Investors as if the segments were separate funds: developing their own approaches, conducting some of their own research, working with analysts, and investing their portfolios in the way they think best meets the objectives of the fund.

A group of research analysts has responsibility for the fourth slice of the fund. At this point, we ask them to act as portfolio counselors, not simply making recommendations to others like their colleagues at other investment firms, but actually putting their money where their mouths are and investing in companies in which they have confidence.

We've had almost 40 years to perfect this system that blends a unique combination of individuality with teamwork. It tends to smooth out peaks and valleys associated with the more common one-manager approach. Best of all, the multiple portfolio counselor system achieves one of the primary risk reducers known to investors - diversification. You get a diversified mix of investments, approaches and expertise.

It's a process that has produced outstanding results over the long haul. It's a process we feel confident about hanging our hats on.

WHAT YOU CAN HANG YOUR HAT ON

Taking a long-term view is an essential element of success as an investor in Fundamental Investors. Having shareholders who are looking to reach objectives over a period of time - not immediately - gives the fund flexibility to look beyond short-term situations and focus on opportunities before they reach their potential. It gives us an advantage that short-timers don't have the luxury to appreciate.

[photo:  hat on coat rack]
[photo:  hat]

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1997

                                                                             Percent
                                                                              Of Net
LARGEST EQUITY HOLDINGS                                                       Assets
As of 12/31/97
Time Warner                                                                     2.38%
Texas Instruments                                                               1.94
Tele-Communications, TCI Group                                                   1.68
Monsanto                                                                         1.62
Pfizer                                                                           1.57
Royal Dutch Petroleum/"Shell" Transport and Trading                              1.54
General Re                                                                       1.47
AT&T                                                                             1.40
U S WEST Communications                                                          1.38
Schlumberger                                                                     1.37

                                                                             Percent
                                                                              Of Net
Largest Industry Holdings                                                     Assets

Energy Sources & Equipment                                                     13.24%
Broadcasting & Publishing                                                        6.30
Health & Personal Care                                                           5.60
Telecommunications                                                               5.24
Chemicals                                                                        4.50


                                                                           Shares or      Market    Percent
EQUITY SECURITIES                                                          Principal       Value     of Net
(Common and Preferred Stocks and                                              Amount       (000)     Assets
 Convertible Debentures)
----------------------------------------------------                      ----------  ---------- ----------
Energy Sources & Equipment- 13.24%
Royal Dutch Petroleum Co. (New York Registered Shares) (Netherlands)          2851600   $154,521
"Shell" Transport and Trading Co., PLC (New York Registered Shares)                                   1.54%
 (United Kingdom)                                                              150000        6563
Schlumberger Ltd. (Netherlands Antilles)                                      1786700      143829       1.37
Atlantic Richfield Co.                                                        1700000      136213       1.30
Suncor Energy Inc. (Canada)                                                   3890000      133247       1.27
Western Atlas Inc. /1/                                                        1600000      118400       1.13
Halliburton Co.                                                               1950000      101278        .97
Chevron Corp.                                                                 1200000       92400        .88
Texaco Inc.                                                                   1600000       87000        .83
Murphy Oil Corp.                                                              1535000       83178        .80
Elf Aquitaine (American Depositary Receipts) (France)                         1400000       82075        .78
Unocal Corp.                                                                   700000       27169
Unocal Capital Trust, convertible preferred                                    450000       25369        .50
Shell Canada Ltd., Class A (Canada)                                           2649900       47607        .46
Phillips Petroleum Co.                                                         900000       43762        .42
Enterprise Oil PLC (United Kingdom)                                           3000000       28750        .28
TOTAL, Class B (American Depositary Receipts)
 (France)                                                                      407013       22589        .22
Mobil Corp.                                                                    300000       21656        .21
Diamond Offshore Drilling, Inc.                                                240000       11550        .11
Cyprus Amax Minerals Co., convertible preferred,
 Series A                                                                      230000       10810        .10
Loews Corp. 3.125% convertible debentures 2007                            $7,500,000         7575        .07
British Petroleum Co. PLC (American Depositary
 Receipts) (United Kingdom)                                                      2904         231        .00
Broadcasting & Publishing- 6.30%
Time Warner Inc.                                                              4022000      249364       2.38
Tele-Communications, Inc., Series A, TCI Group /1/                            6300000      176006       1.68
News Corp. Ltd. (American Depositary Receipts) (Australia)                    2200000       49088
News Corp. Ltd., preferred shares (American Depositary Receipts)              1500000       29813        .76
Dow Jones & Co., Inc.                                                         1135000       60935        .58
E.W. Scripps Co., Class A                                                      700000       33906        .32
Comcast Corp., Class A, special stock                                          810784       25590        .25
Viacom Inc., Class B /1/                                                       500000       20719        .20
Tele-Communications, Inc., Series A, Liberty Media Group /1/                   376504       13648        .13
Health & Personal Care- 5.60%
Pfizer Inc                                                                    2200000      164038       1.57
Warner-Lambert Co.                                                            1054900      130808       1.25
AB Astra, Class A (American Depositary Receipts)
 (Sweden)                                                                     6000000      103125        .99
Pharmacia & Upjohn, Inc.                                                      1200000       43950        .42
Eli Lilly and Co.                                                              600000       41775        .40
Zeneca Group PLC (United Kingdom)                                             1160400       41348        .39
Johnson & Johnson                                                              410000       27009        .26
Dura Pharmaceuticals, Inc. 3.50% convertible debentures 2002             $12,128,000        13113        .12
Bristol-Myers Squibb Co.                                                       125000       11828        .11
Merck & Co., Inc.                                                               86900        9233        .09
Telecommunications- 5.24%
AT&T Corp.                                                                    2400000      147000       1.40
U S WEST Communications Group                                                 3200000      144400       1.38
Sprint Corp.                                                                  1166500       68386        .65
France Telecom (France)                                                       1376600       49994        .48
Bell Atlantic Corp.                                                            500000       45500        .43
Ameritech Corp.                                                                409600       32973        .32
MCI Communications Corp.                                                       550000       23547        .23
AirTouch Communications /1/                                                    500000       20781        .20
Tele-Communications Inc., Series A, TCI Ventures Group /1/                     550000       15572        .15
Chemicals- 4.50%
Monsanto Co.                                                                  4044500      169869       1.62
Dow Chemical Co.                                                              1000000      101500        .97
Air Products and Chemicals, Inc.                                               775000       63744        .61
Engelhard Corp.                                                               1900000       33013        .31
Imperial Chemical Industries PLC (American Depositary
 Receipts) (United Kingdom)                                                    500000       32469        .31
Witco Corp.                                                                    500000       20406        .20
Mallinckrodt Inc.                                                              443400       16849        .16
Hoechst AG (Germany)                                                           400000       14019        .13
BOC Group PLC (United Kingdom)                                                 600000       10072        .10
E.I. du Pont de Nemours and Co.                                                150000        9009        .09
Insurance- 4.35%
General Re Corp.                                                               725000      153700       1.47
Marsh & McLennan Companies, Inc.                                              1400000      104388       1.00
Lincoln National Corp.                                                         900000       70312        .67
Aetna Inc.                                                                     779900       55032
Aetna Inc., Class C, 6.25% convertible preferred                               200000       14300        .66
20th Century Industries                                                       1100000       28600        .27
American International Group, Inc.                                             163125       17740        .17
PMI Group, Inc.                                                                160000       11570        .11
Banking- 4.21%
Norwest Corp.                                                                 2000000       77250        .74
Marshall & Ilsley Corp.                                                       1026500       63771        .61
PNC Bank Corp.                                                                 971100       55413        .53
Mellon Bank Corp.                                                              800000       48500        .46
CoreStates Financial Corp                                                      589200       47173        .45
KeyCorp                                                                        600000       42488        .41
J.P. Morgan & Co. Inc.                                                         300000       33863        .32
First Chicago NBD Corp.                                                        400000       33400        .32
Toronto-Dominion Bank (Canada)                                                 500000       18805        .18
Banc One Corp.                                                                 190000       10319        .10
Chase Manhattan Corp.                                                           90000        9855        .09
Electronic Components- 3.85%
Texas Instruments Inc.                                                        4518256      203322       1.94
Intel Corp.                                                                   1500000      105375       1.01
Micron Technology, Inc. /1/                                                   2331700       60624        .58
AMP Inc.                                                                       800000       33600        .32
Business & Public Services- 3.60%
Federal Express Corp. /1/                                                     1300000       79381        .76
Shared Medical Systems Corp.                                                  1030000       67980        .65
Columbia/HCA Healthcare Corp.                                                 1880000       55695        .53
Avery Dennison Corp.                                                          1000000       44750        .43
Humana Inc. /1/                                                               1500000       31125        .30
Ecolab Inc.                                                                    300000       16631        .16
Ceridian Corp. /1/                                                             270000       12369        .12
USA Waste Services, Inc., 4.00% convertible debentures
 2002                                                                    $11,000,000        11935        .11
IKON Office Solutions, Inc.                                                    400000       11250        .11
Cendant Corp., 3.00% convertible debentures 2002 /2/
 (formerly CUC International Inc.)                                        $7,900,000         9845        .09
Deluxe Corp.                                                                   280000        9660        .09
First Data Corp.                                                               330000        9653        .09
First Health Group Corp. /1/                                                   180000        9202        .09
Loewen Group Inc. (Canada)                                                     270000        6969        .07
Leisure & Tourism- 3.04%
Walt Disney Co.                                                               1085153      107498       1.03
Hilton Hotels Corp.                                                           3200000       95200        .91
McDonald's Corp.                                                              1900000       90725        .86
Galileo International, Inc.                                                    872900       24114        .24
Machinery & Engineering- 2.78%
Caterpillar Inc.                                                              2000000       97125        .93
Deere & Co.                                                                   1400000       81637        .78
Parker Hannifin Corp.                                                         1650000       75694        .73
Cummins Engine Co., Inc. /2/                                                   500000       29531        .28
New Holland NV (Netherlands)                                                   250000        6609        .06
Merchandising- 2.57%
May Department Stores Co.                                                     1200000       63225        .60
Mercantile Stores Co., Inc.                                                    800000       48700        .47
Limited Inc.                                                                  1800000       45900        .44
Woolworth Corp. /1/                                                           1839600       37482        .36
Intimate Brands, Inc., Class A                                                 900000       21656        .21
American Stores Co.                                                            800000       16450        .16
J.C. Penney Co., Inc.                                                          200000       12063        .11
Albertson's, Inc.                                                              250000       11844        .11
Lowe's Companies, Inc.                                                         240000       11445        .11
Utilities: Electric & Gas- 2.45%
Long Island Lighting Co.                                                      1800000       54225        .52
Western Resources, Inc.                                                       1022600       43972        .42
Baltimore Gas & Electric Co.                                                  1200000       40875        .39
DTE Energy Co.                                                                1050000       36422        .35
Duke Energy Corp.                                                              325000       17997        .17
Eastern Utilities Associates                                                   640000       16800        .16
Southern Co.                                                                   500000       12938        .12
Edison International                                                           450000       12234        .12
Florida Progress Corp.                                                         300000       11775        .11
Texas Utilities Co.                                                            120800        5021        .05
Entergy Corp.                                                                  150000        4491        .04
Forest Products & Paper- 2.28%
Union Camp Corp.                                                              1100000       59056        .57
Weyerhaeuser Co.                                                               900000       44156        .42
International Paper Co.                                                        900000       38812        .37
Georgia-Pacific Corp.                                                          400000       24300
Georgia-Pacific Corp. - Timber Group /1/                                       400000        9075        .32
Fort James Corp. (formerly James River Corp. of Virginia)                      600000       22950        .22
Bowater Inc.                                                                   350000       15553        .15
Rayonier Inc.                                                                  365000       15535        .15
Deltic Timber Corp.                                                            320000        8760        .08
Financial Services- 2.26%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)                       1650000       69197        .66
Capital One Financial Corp.                                                   1200000       65025        .62
Fannie Mae (formerly Federal National Mortgage Assn.)                          600000       34238        .33
Shohkoh Fund & Co., Ltd. (Japan)                                                95000       28969        .28
Nichiei Co., Ltd. (Japan)                                                      250000       26624        .25
Household International, Inc.                                                  100000       12756        .12
Data Processing & Reproduction- 2.17%
Digital Equipment Corp. /1/                                                   2000000       74000        .71
Oracle Corp. /1/                                                              1750000       39047        .37
Data General Corp. /1/                                                        2000000       34875        .33
Computer Associates International, Inc.                                        540000       28552        .27
International Business Machines Corp.                                          200000       20913        .20
Silicon Graphics, Inc. /1/                                                    1385500       17232        .17
Lexmark International Group, Inc., Class A /1/                                 340000       12920        .12
Appliances & Household Durables- 2.11%
Newell Co.                                                                    1806700       76785
Newell Co. 5.25% preferred /1/ /2/                                             254000       13240        .87
Sony Corp. (Japan)                                                            1000000       88875        .85
Philips Electronics NV (New York Registered Shares)
 (Netherlands)                                                                 700000       42350        .39
Food & Household Products- 1.88%
Unilever NV (New York Registered Shares) (Netherlands)                        1300000       81169        .78
Archer Daniels Midland Co.                                                    2310000       50098        .48
Kellogg Co.                                                                    441400       21904        .21
McCormick & Co.                                                                650000       18200        .17
Bestfoods (formerly CPC International Inc.)                                    156100       16820        .15
General Mills, Inc.                                                            125000        8953        .09
Transportation: Airlines- 1.88%
Delta Air Lines, Inc.                                                         1110000      132090       1.26
AMR Corp. /1/                                                                  500000       64250        .62
Aerospace & Military Technology- 1.78%
Raytheon Co., Class B                                                          662500       33456
Raytheon Co. Class A                                                           670232       33051        .64
Boeing Co.                                                                    1141340       55854        .53
General Motors Corp., Class H                                                 1050000       38784        .37
Sundstrand Corp.                                                               500000       25188        .24
Multi-Industry- 1.57%
Textron Inc.                                                                  1127000       70438        .67
AlliedSignal Inc.                                                             1800000       70088        .67
Tenneco Inc.                                                                   346900       13703        .13
Whitman Corp.                                                                  400000       10425        .10
Industrial Components- 1.55%
Dana Corp.                                                                    1100000       52250        .50
Rockwell International Corp.                                                   900000       47025        .45
Goodyear Tire & Rubber Co.                                                     700000       44538        .43
Genuine Parts Co.                                                              525000       17817        .17
Automobiles- 1.12%
General Motors Corp.                                                          1250000       75781        .72
Honda Motor Co., Ltd. (American Depositary Receipts) (Japan)                   350000       25856
Honda Motor Co., Ltd.                                                           39000        1431        .26
Ford Motor Co.                                                                 295000       14363        .14
Electrical & Electronics- 1.07%
Siemens AG (Germany)                                                          1100000       65174        .62
Lucent Technologies Inc.                                                       400000       31950        .31
Nokia Corp., Class A (American Depositary Receipts)
 (Finland)                                                                     210000       14700        .14
Beverages & Tobacco- 0.93%
Seagram Co. Ltd. (Canada)                                                     2400000       77550        .74
PepsiCo, Inc.                                                                  550000       20041        .19
Metals: Nonferrous- 0.90%
Aluminum Co. of America                                                        800000       56300        .54
Phelps Dodge Corp.                                                             600000       37350        .36
Metals: Steel- 0.71%
Allegheny Teledyne Inc.                                                       2850000       73744        .71
Transportation: Rail & Road- 0.67%
Union Pacific Corp.                                                           1129419       70518        .67
Recreation & Other Consumer Products- 0.67%
Eastman Kodak Co.                                                              900000       54731        .52
Nintendo Co., Ltd. (Japan)                                                     160000       15691        .15
Textiles & Apparel - 0.59%
NIKE, Inc. Class B                                                            1200000       47100        .45
Nine West Group Inc. /1/                                                       300000        7781        .07
Fruit of the Loom, Inc. /1/                                                    280000        7175        .07
Miscellaneous Materials & Commodities- 0.54%
Potash Corp. of Saskatchewan Inc. (Canada)                                     675000       56025        .54
Electronic Instruments- 0.47%
Tektronix, Inc.                                                               1237500       49113        .47
Miscellaneous
Other equity securities in initial period
 of acquisition                                                                            328631       3.14
                                                                                     ----------- -----------
TOTAL EQUITY SECURITIES (cost: $6,944,964,000)                                            9420565      90.02
                                                                                     ----------- -----------



                                                                          PRINCIPAL
                                                                              AMOUNT
Bonds & Notes                                                                  (OOO)
--------------------------------------------------------                  ----------  ---------- -----------
Industrials - 0.94%
Adelphia Communications Corp.
   10.50% 2004                                                               $25,000        27000
   9.875% 2007 /2/                                                              10000       10525        .46
   9.25% 2002 /2/                                                               10000       10200
Fox Kids Worldwide, Inc. 9.25% 2007 /2/                                         17500       16975        .16
Cablevision Systems Corp. 9.875% 2013                                           14000       15435        .15
Fox/Liberty Networks, LLC 8.875% 2007 /2/                                       10000        9975        .10
Time Warner Inc. 10.15% 2012                                                     6000        7674        .07
Transportation- 0.14%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 /3/                          11500       14983        .14
U.S. Treasury Obligations- 1.51%
   6.375% 2027                                                                 150000      158203       1.51
                                                                                      ---------- ----------


                                                                                                         .00
                                                                                      ---------- ----------
                                                                                                0        .00
                                                                                      ---------- ----------
TOTAL BONDS & NOTES (cost: $260,320,000)                                                   270970       2.59
                                                                                      ---------- ----------
Short-Term Securities
----------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.50%
General Electric Capital Corp. 5.55%-6.75% due 1/2-1/28/98                      81400       81284        .78
International Lease Finance Corp. 5.55%-5.73% due 1/9-1/13/98                   64900       64784        .62
E.I. du Pont de Nemours and Co. 5.52%-5.73% due 1/23-2/3/98                     56170       55911        .53
A. I. Credit Corp. 5.61%-6.05% due 1/6-1/23/98                                  54000       53840        .52
Lucent Technologies Inc. 5.50%-6.03% due 1/5-1/20/98                            50700       50581        .48
H.J. Heinz Co. 5.60%-5.65% due 1/5/98                                           44000       43965        .42
Walt Disney Co. 5.70% due 1/2-1/15/98                                           43000       42934        .41
Avco Financial Services, Inc. 5.54%-5.71% due 1/29-3/19/98                      43200       42906        .41
IBM Credit Corp. 5.68%-5.77% due 1/12-1/16/98                                   34700       34616        .33

FEDERAL AGENCY DISCOUNT NOTES-2.16%
Fannie Mae 5.42%-5.62% due 1/15-3/30/98                                         90900       90109        .86
Federal Home Loan Banks 5.40%-5.66% due 1/7-2/25/98                             87632       87051        .83
Freddie Mac 5.50%-5.65% due 1/21-3/13/98                                        48993       48635        .47
                                                                                      ---------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $696,642,000)                                           696616       6.66
                                                                                      ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $7,901,926,000)                                       10388151      99.27
Excess of cash and receivables over payables                                                76409        .73
                                                                                      ---------- ----------
NET ASSETS                                                                           $10,464,560    100.00%
                                                                                      ==========   ========
/1/ Non-income-producing securities.
/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale
 only to qualified institutional buyers.
/3/ Pass-through security backed by a pool of mortgages
 or other loans on which principal payments are
 periodically made. Therefore, the effective maturity
 is shorter than the stated maturity.

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN
THE PORTFOLIO SINCE JUNE 30, 1997

American Stores
Baltimore Gas & Electric
Bristol-Myers Squibb
Ceridian Corp.
Data General
Digital Equipment
Dow Chemical
Dow Jones
Dura Pharmaceuticals
First Health
Ford Motor
France Telecom
Galileo International
Georgia-Pacific-Timber Group
Hilton Hotels
IKON Office Solutions
Lexmark International
Lincoln National
Loews
Loewen
Marsh & McLennan
Marshall & Ilsley
Mellon Bank
Micron Technology
Monsanto
Nichiei
NIKE
Phelps Dodge
Southern Co.
Sprint
Tele-Communications, TCI Ventures
20th Century Industries
Unocal
Western Resources
Zeneca Group

EQUITY SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1997

American Home Products
Armco
Ascend Communications
Baker Hughes
Browning-Ferris
Case
Chiron
Citicorp
CNA Financial
Colgate-Palmolive
Electronic Data Systems
Fleet Financial Group
Gillette
Houston Industries
Imation
Inco
ITT
Kyocera
Northeast Utilities
NYNEX
Old Kent Financial
Pioneer Hi-Bred International
Rubbermaid
Sun Co.
Tandem Computers
Tribune
Union Pacific Resources
Waste Management

Fundamental Investors, Inc.
Financial Statements
Statement of Assets and Liabilities     (dollars in   thousands)
at December 31, 1997

-------------------------------------- ------------ ------------
Assets:
Investment securities at market
 (cost: $7,901,926)                                  $10,388,151
Cash                                                       3,689
Receivables for-
 Sales of investments                      $ 68,121
 Sales of fund's shares                      18,688
 Dividends and accrued interest              18,451      105,260
                                       ------------ ------------
                                                      10,497,100
Liabilities:
Payables for-
 Purchases of investments                    12,110
 Repurchases of fund's shares                15,979
 Management services                          2,551
 Accrued expenses                             1,900       32,540
                                       ------------ ------------
Net Assets at December 31, 1997-
 Equivalent to $27.40 per share on
 381,910,231 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                   $10,464,560
                                                    ============
Statement of Operations
for the year ended December 31, 1997    (dollars in   thousands)
                                       ------------ ------------
Investment Income:
Income:
 Dividends                                $ 151,477
 Interest                                    43,407    $ 194,884
                                       ------------
Expenses:
 Management services fee                     26,675
 Distribution expenses                       20,321
 Transfer agent fee                           6,514
 Reports to shareholders                        302
 Registration statement and prospectus          918
 Postage, stationery and supplies             1,433
 Directors' fees                                123
 Auditing and legal fees                         49
 Custodian fee                                  359
 Taxes other than federal income tax              1
 Other expenses                                 110       56,805
                                       ------------ ------------
Net investment income                                    138,079
                                                    ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                        994,082
Net increase in unrealized
 appreciation on investments:
 Beginning of year                        1,580,787
 End of year                              2,486,223
  Net unrealized appreciation          ------------
   on investments                                        905,436
 Net realized gain and unrealized                   ------------
  appreciation on investments                          1,899,518
Net Increase in Net Assets Resulting                ------------
 from Operations                                      $2,037,597
                                                    ============

Statement of Changes in Net Assets      (dollars in   thousands)
--------------------------------------------------- -------------

                                         Year Ended  December 31
                                               1997         1996
Operations:                           ------------- -------------
Net investment income                   $   138,079 $    105,755
Net realized gain on investments            994,082      528,775
Net unrealized appreciation
 on investments                             905,436      476,321
                                      ------------- -------------
 Net increase in net assets
  resulting from operations               2,037,597    1,110,851
                                      ------------- -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income       (135,717)    (100,250)
Distributions from net realized
 gain on investments                     (1,056,767)    (470,174)
                                      ------------- -------------
 Total dividends and distributions       (1,192,484)    (570,424)
                                      ------------- -------------
Capital Share Transactions:
Proceeds from shares sold:
 85,048,442 and 90,269,651
 shares, respectively                     2,340,020    2,123,860
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 41,671,055 and 21,801,000 shares,
 respectively                             1,123,929      534,260
Cost of shares repurchased:
 36,786,737 and 33,388,411
 shares, respectively                    (1,009,875)    (787,668)
 Net increase in net assets resulting ------------- -------------
  from capital share transactions         2,454,074    1,870,452
                                      ------------- -------------
Total Increase in Net Assets              3,299,187    2,410,879

Net Assets:
Beginning of year                         7,165,373    4,754,494

End of year (including undistributed  ------------- -------------
 net investment income:  $17,230 and
 $15,128, respectively)                 $10,464,560   $7,165,373
                                      ============= ============



See Notes to Financial Statements

1. Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1997 net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,486,225,000, of which $2,637,278,000 related to appreciated securities and $151,053,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1997. Net losses related to non-U.S. currency transactions of $91,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,901,926,000 at December 31, 1997.

3. The fee of $26,675,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $20,321,000. As of December 31, 1997, accrued and unpaid distribution expenses were $1,447,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,514,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $8,356,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $397,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1997, accumulated undistributed net realized gain on investments was $42,943,000 and additional paid-in capital was $7,536,254,000. The fund reclassified $260,000 of realized currency loss from undistributed net realized gains to undistributed net investment income.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $4,771,902,000 and $3,761,954,000, respectively, during the year ended December 31, 1997.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $359,000 includes $82,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1997, such non-U.S. taxes were $3,564,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $91,000 for the year ended December 31, 1997.

PER-SHARE DATA AND RATIOS


                                                                        Year      ended  December        31
                                                    ---------      ---------  ---------  -------- --------
                                                          1997           1996       1995      1994     1993
                                                    ---------      ---------   ------------------ --------
Net Asset Value, Beginning
  of Year                                              $24.54         $22.29     $17.50    $18.15   $17.52
                                                    ---------      ---------  --------- --------- --------

Income from Investment
  Operations:
  Net investment income                                   .41            .41        .41       .42      .44
  Net realized and unrealized
    gain (loss) on investments                           6.00           4.00       5.46      (.18)     2.65
    Total income from                               ---------      ---------  --------- --------- --------
      investment operations                              6.41           4.41       5.87       .24      3.09
                                                    ---------      ---------  --------- --------- --------
Less Distributions:
  Dividends from net investment
    income                                               (.42)          (.40)      (.40)     (.44)    (.43)
  Distributions from net realized
    gains                                               (3.13)         (1.76)      (.68)     (.45)   (2.03)
                                                    ---------      ---------  --------- --------- --------
      Total distributions                               (3.55)         (2.16)     (1.08)     (.89)   (2.46)
                                                    ---------      ---------  --------- --------- --------
Net Asset Value, End of Year                           $27.40         $24.54     $22.29    $17.50   $18.15
                                                    =========      =========  ========= ========= ========
Total Return /1/                                       26.67%         19.99%      34.21%      1.33   18.16%

Ratios/Supplemental Data:
  Net assets, end of year
    (in millions)                                     $10,465         $7,165     $4,754    $2,611   $1,979
  Ratio of expenses to average
    net assets                                            .63%           .66%       .70%      .68%     .65%
  Ratio of net income to
    average net assets                                   1.54%          1.78%      2.08%     2.45%    2.43%
  Average commissions paid
    per share /2/                                        4.51           5.69     5.95 c    6.02 c   6.14 c
  Portfolio turnover rate                               45.09%         39.07%     25.47%    23.02%   29.22%



/1/ Excludes maximum sales charge of 5.75%

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S.
commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Independent Auditors' Report
To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors("the fund"), including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
January 28, 1998

1997 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                                                   DIVIDENDS AND DISTRIBUTIONS PER SHARE


                                                           FROM             FROM NET         FROM NET

                                                           NET              REALIZED         REALIZED

TO SHAREHOLDERS OF RECORD        PAYMENT                   INVESTMENT       SHORT-TERM       LONG-TERM

                                 DATE                      INCOME           GAINS            GAINS

February 21, 1997                February 24, 1997         $0.10            $0.150           $0.200

May 23, 1997                     May 27, 1997              0.10             -----            ----

August 15, 1997                  August 18, 1997           0.10             -----            ----

November 28, 1997                December 1, 1997          0.12             0.365            2.415*


* Includes $1.162 long-term capital gain taxed at a maximum rate of 28%. Corporate shareholders may exclude up tp 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA's, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV,
WHICH WAS MAILED IN JANUARY, TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


DIRECTORS AND OTHER OFFICERS

DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant;
former Executive Vice President and Director,
KaiserSteel Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource
Group, Inc. (senior living centers management)

HERBERT HOOVER III
San Marino, California
Private investor

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group,
Inc., former Executive Vice President of the
Salzburg Seminar; former Director of
Development and of the Capital Campaign, Hampshire College

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute of
Applied Life Sciences

R. MICHAEL SHANAHAN
Los Angeles, California
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

OTHER OFFICERS

JAMES E. DRASDO
Los Angeles, California
Principal Executive Officer and
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

DINA N. PERRY
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research and Management Company

MICHAEL T. KERR
Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

PATRICK F. QUAN
San Francisco, California
Assistant Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research and Management Company

[The American Funds Group(r)]

[photo:  hat]

OFFICES OF THE FUND
One Market, Steuart Tower
Suite 1800
San Francisco, California 94105-1409

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. Summary investment results are documented in the current Statement of Additional Information. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA SG/GRS/3207
Lit. No. FI-011-0298